UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549
                               FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                    Date of Report:  November 6, 1995




                    ELECTRONIC SYSTEMS TECHNOLOGY INC.
                      (A Washington Corporation)

                      Commission File no. 2-92949-S
               (IRS Employer Identification no. 91-1238077)

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


Registrant's telephone number, including area code:(509) 735-9092

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ITEM 5.  OTHER EVENTS

On NOVEMBER 6, 1995, the Company issued a press release with summary financial performance figures for the quarter ending September 30, 1995. This press release is incorporated by reference and is attached hereto as
Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

	Exhibit 99.2 -  Press release issued NOVEMBER 6,1995.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


T.L. KIRCHNER

By: T.L. Kirchner
President
Date:  6 NOVEMBER 1995